AGREEMENT OF JOINDER
AND
THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

AGREEMENT OF JOINDER AND THIRTEENTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 15, 2006 (the “Amendment”), to Credit Agreement dated June 28, 2000 (as amended, the “Agreement”) by and between AeroCentury Corp., a Delaware corporation (“AeroCentury”), the banking institutions signatories hereto and such other institutions that hereafter become a “Bank” pursuant to Section 10.4 thereof (collectively the “Banks” and individually a “Bank”) and National City Bank, a national banking association, as Agent for the Banks under this Agreement (“National City” which shall mean in its capacity as Agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

Preliminary Statement

WHEREAS, National City, together with the other Banks (the “Existing Banks”) have requested, and Bridge Bank, National Association (“Bridge”) has agreed, to join as a “Bank” under the Agreement in the manner hereinafter set forth;

WHEREAS, Bridge agrees to make revolving credit loans in accordance with the terms and conditions of the Agreement to AeroCentury, not to exceed at any time outstanding, in the aggregate, Bridge’s “Revolving Loan Commitment;”

WHEREAS, National City and AeroCentury, together with the other Banks, also desire to amend the Agreement in the manner hereinafter set forth, and Section 10.2 of the Agreement requires that the written consent of National City, the Required Banks and National City be obtained for certain amendments or modifications contemplated herein.

NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1. Joinder. Upon the effectiveness of this Amendment and as required by the Agreement, Bridge joins in, assumes, adopts and becomes a Bank under the Agreement, and agrees to comply with all of the terms, undertakings and conditions of the Agreement as if it was an original signatory thereto. All references to the Bank contained in the Agreement or any of the Loan Documents are hereby deemed, for all purposes, to refer to and include Bridge in addition to the Existing Banks (including all grants of security interests in the Collateral described therein).

2. Amendments to Agreement. Exhibit A to the Agreement which sets forth the “Banks’ Commitments and Percentages” shall be and is hereby amended and restated in its entirety as attached hereto.

3. Representations and Warranties. AeroCentury hereby restates the representations and warranties made in the Agreement, including, but not limited to, Article 3 thereof, on and as of the date hereof as if originally given on this date.

4. Covenants. AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this Amendment), including, but not limited to, Articles 5 and 6 thereof, on and as of the date hereof.

5. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to National City and the Banks, and dated the date hereof):

(a) execution and delivery of this Amendment;

(b) execution and delivery of the Note by AeroCentury in favor of Bridge, in the form attached as Annex A hereto;

(c) delivery of an Officer’s Certificate in the form attached as Annex B hereto confirming certain matters set forth therein executed by an officer of AeroCentury; and

(d) execution and delivery of such other documents, instruments and agreements as National City shall reasonably request in connection with the foregoing matters.

6. Acknowledgment and Consent. The Existing Banks and AeroCentury each hereby acknowledge and consent to the joinder of Bridge as contemplated hereunder and each hereby confirm and agree that all security interests and liens granted to Agent for the benefit of the Banks, including Bridge, are in full force and effect and shall continue to secure the obligations of AeroCentury to all of the Banks, including Bridge, under the Agreement and the other Loan Documents. Bridge shall have the same rights and powers under the Agreement and the other Loan Documents as the Existing Banks.

7. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates provided in the Agreement and any other Loan Document, as such documents may be amended from time to time, including by this Amendment.

8. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed and continues in full force and effect. It is the intent of the parties that the Agreement and this Amendment be interpreted as a single instrument for all intents and purposes and that any references to the Agreement shall be deemed to include and incorporate this Amendment.

9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

AEROCENTURY CORP.

By:________________________
Name: Toni M. Perazzo
Title: Senior Vice President, Finance

NATIONAL CITY BANK

By:_____________________________
Name: Michael J. Labrum
Title: Senior Vice President

CALIFORNIA BANK & TRUST

By:____________________________
Name:
Title:

FIRST BANK
DBA FIRST BANK & TRUST

By:____________________________
Name:
Title:

BRIDGE BANK, NATIONAL ASSOCIATION

By: ____________________________
Name:
Title:

EXHIBIT A
BANKS’ COMMITMENTS AND PERCENTAGES

Bank                                  Commitment              Percentage

National City Bank                              $25,000,000                 45.46%
Specialized Banking Group,
Philadelphia Region
One South Broad Street,
13th floor, Loc. 01-5997
Philadelphia, PA 19107
Fax No. (267) 256-4001

California Bank & Trust                        $15,000,000                 27.27%
San Francisco Regional Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax No. (415) 875-1456

First Bank dba                             $10,000,000               18.18%
First Bank &Trust
550 Montgomery Street
10th floor
San Francisco, CA 94111
Fax No. (415) 398-7190

Bridge Bank, National Association             $ 5,000,000                 9.09%
55 Almaden Boulevard, #100
San Jose, CA 95113
Fax No. 408-282-1680

TOTAL                                 $55,000,000               100.00%

ANNEX A
FORM OF NOTE

$5,000,000
Philadelphia, PA May __, 2006

For Value Received, AeroCentury Corp., a Delaware corporation, hereby promises to pay to the order of Bridge Bank, National Association (the “Bank”), in lawful currency of the United States of America in immediately available funds at the principal office of National City Bank in Cleveland, Ohio, on the Revolver Termination Date or on such earlier date or dates as provided in the Credit Agreement by and between AeroCentury Corp. and the banking institutions named therein, with National City Bank as Agent, dated June 28, 2000 (as such may be amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement. AeroCentury Corp. promises also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement. This Note is one of the Notes referred to in, is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolver Termination Date, in whole or in part, as provided in the Credit Agreement. In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement. AeroCentury hereby waives presentment, demand, protest or notice of any kind in connection with this Note. Notwithstanding the face amount of this Note, the undersigned’s liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness to the Bank relating to such Bank’s Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank’s books and records which shall be conclusive absent manifest error. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OR CONFLICT OF LAWS.

AeroCentury Corp.

By ___________________________
Name: Toni M. Perazzo
Title: Sr. Vice President, Finance

ANNEX B
FORM OF OFFICER’S CERTIFICATE

CERTIFICATE OF OFFICER
OF
AEROCENTURY CORP.

The undersigned, _______________________________, hereby certifies that he/she is the _______________ of AeroCentury Corp., a Delaware corporation, (the “Company”) and that, as such, he/she is authorized to execute this certificate on behalf of the Company as required pursuant to that certain Agreement of Joinder and Thirteenth Amendment to Credit Agreement, dated as of the date hereof, among the Company, the banks that are signatories thereto (“Banks”) and National City Bank, as Agent for such Banks (the “Thirteenth Amendment”). Unless otherwise defined herein, capitalized terms shall have the meaning given to them in the Thirteenth Amendment. The undersigned further certifies that:

(i) No Potential Default or Event of Default under the Agreement has occurred and is continuing; and

(ii) All representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of the Company to be hereunto affixed this ____ day of May 2006.

________________________________________

Print Name: ______________________________

Title: ___________________________________

1-PH/2409072.4

CERTIFICATE OF OFFICER
OF
AEROCENTURY CORP.

The undersigned, Toni M. Perazzo, hereby certifies that she is the Sr. Vice President, Finance, of AeroCentury Corp., a Delaware corporation, (the “Company”) and that, as such, she is authorized to execute this certificate on behalf of the Company as required pursuant to that certain Agreement of Joinder and Thirteenth Amendment to Credit Agreement, dated as of the date hereof, among the Company, the banks that are signatories thereto (“Banks”) and National City Bank, as Agent for such Banks (the “Thirteenth Amendment”). Unless otherwise defined herein, capitalized terms shall have the meaning given to them in the Thirteenth Amendment. The undersigned further certifies that:

(i) No Potential Default or Event of Default under the Agreement has occurred and is continuing; and

(ii) All representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of the Company to be hereunto affixed this ____ day of May 2006.

________________________________________

Name: Toni M. Perazzo

Title: Sr. Vice President, Finance